EXHIBIT 10.1

EXECUTION VERSION

January 31, 2014

To: The Lenders under the Senior Credit Agreement (as defined below)

Re: ABE South Dakota, LLC – January 2014 Waiver Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Senior Credit Agreement, dated as of June 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among ABE South Dakota, LLC (f/k/a Heartland Grain Fuels, L.P.), as Borrower (the “Borrower”), each of the Lenders from time to time party thereto, Wilmington Trust, National Association, as successor to Portigon AG, New York Branch in its capacity as administrative agent for the Lenders (the “Administrative Agent”) and Wilmington Trust, National Association, as successor to Portigon AG, New York Branch in its capacity as collateral agent for the Senior Secured Parties (the “Collateral Agent”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

A. Limited Waiver of the Obligation to Make BNSF Lease Subject to Aberdeen Mortgage.

Pursuant to Section 3.03(a) and paragraph 3 of Schedule 3.03(a) of the Agreement of Resignation, Appointment and Acceptance, dated as of March 7, 2013, among the Borrower, Portigon AG, New York Branch, as Resigning Agent, and Wilmington Trust, National Association, as Successor Agent (the “Agency Succession Agreement”), the Borrower represented and warranted that it was in default of Section 7.01(l)(i) of the Credit Agreement as it relates to the obligation to provide a supplement to the Aberdeen Mortgage granting a Lien over the BNSF Lease (such obligation, the “BNSF Lease Obligation”).

Pursuant to a request made to the Administrative Agent on December 16, 2013, a copy of which is attached hereto as Annex A (the “Waiver Request”), the Borrower has requested, inter alia, a waiver of the BNSF Lease Obligation.

By signing below, each Lender waives any Default or Event of Default that has occurred and is continuing as a result of the Borrower’s failure to satisfy the BNSF Lease Obligation. Notwithstanding the preceding sentence, by signing below, the Borrower agrees, by no later than June 30, 2014, to satisfy the BNSF Lease Obligations.

B. Conditions to Effectiveness.

This letter agreement and the waivers and consents set forth herein shall become effective as of January 31, 2014 upon satisfaction of each of the following conditions:

(a) execution and delivery of this letter by the Required Lenders, the Borrower and the Administrative Agent; and

(b) satisfaction by the Borrower of its obligation, under Section 3.04 of the Credit Agreement, to pay to the Administrative Agent for the ratable account of each Lender additional interest on the Loans at 2% per annum (such additional interest, the “Default Interest”) that accrued through the date hereof as a result of certain Events of Default, in the amount as set forth in clause (a) of paragraph C below.

C. Direction to Administrative Agent.

By signing below, each Lender:

(a) confirms to the Administrative Agent that the aggregate amount of the Default Interest due under Section 3.04 of the Credit Agreement as of the date hereof is $1,058,278.89 and

(b) authorizes and directs the Administrative Agent to execute this letter agreement.

D. Miscellaneous.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Notwithstanding anything contained herein, these waivers (i) are limited waivers, (ii) are effective only with respect to the transactions described herein for the specific instance and the specific purpose for which they are given, (iii) shall not be effective for any other purpose or transaction, and (iv) do not constitute a basis for a subsequent waiver, consent or approval with respect to any of the provisions of the Credit Agreement. Except as expressly set forth herein, nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default or a waiver by the Lenders of any right, power or remedy available to the Lenders or the other Senior Secured Parties under the Credit Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

This letter agreement is a Financing Document under the Credit Agreement.

This letter agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile, portable document format, e-mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this letter agreement.

Please feel free to contact us with any questions on this matter.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Josh James
Name: Joshua G. James
Title: Assistant Vice President

Accepted and Agreed:

ABE SOUTH DAKOTA, LLC,
as Borrower

By:	/s/ Richard Peterson
Name: Richard R. Peterson
Title: CEO

PORTIGON AG, NEW YORK BRANCH,
as Lender

By:
Name:
Title:

By:
Name:
Title:

OSM HEARTLAND, LLC,
as Lender

By:
Name:
Title:

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as Lender

By:	/s/ Rita Walz Cuccioli
Name: Rita Walz Cuccioli
Title: Executive Director

By:	/s/ Terence Corcoran
Name: Terence Corcoran
Title: Senior Vice President

FARM CREDIT BANK OF TEXAS, as Lender

By:	/s/ Alan Robinson
Name: Alan Robinson Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH,
as Lender

By:	/s/ John S Yusl
Name: John S Yusl III
Title: Vice President

By:	/s/ Ben Matz
Name: Benjamin Matz
Title: Vice President

NORDKAP AG,
as Lender

By:	/s/ K. Rotter
Name: K. Rotter
Title:

By:	/s/ C. Waldmeier
Name: Christa Waldmeier
Title:

KEB NY FINANCIAL CORP.,
as Lender

By:
Name:
Title: